Exhibit 21



            LIST OF SUBSIDIARIES OF LANDAMERICA FINANCIAL GROUP, INC.
                      (FORMERLY LAWYERS TITLE CORPORATION)
                             AS OF FEBRUARY 26, 1998


Subsidiaries                                              State of Incorporation
------------                                              ----------------------

Global Corporate Services, Inc.                                   Michigan
Lawyers Title Environmental Insurance Service Agency, Inc.        Virginia
Its Subsidiaries:
LTEISA of Arizona, Inc.                                           Arizona
LTEISA of California, Inc.                                        California
LTEISA of Colorado, Inc.                                          Colorado
LTEISA of Connecticut, Inc.                                       Connecticut
LTEISA of New York, Inc.                                          New York
LTEISA of Ohio, Inc.                                              Ohio
LTEISA of Pennsylvania, Inc.                                      Pennsylvania
LTEISA of Texas, Inc.                                             Texas
Lawyers Title Exchange Company                                    Maryland
Lawyers Title Services Company, Inc.                              Virginia

Lawyers Title Insurance Corporation                               Virginia
Its Subsidiaries:
American Title Group, Inc.                                        Texas
     Its Subsidiaries:
     ATCOD, Inc. d/b/a American Title Company                     Texas
     American Title Company of Austin d/b/a Austin Title Company Texas Commercial Abstract & Title Co. d/b/a Lawyers Title of
         San Antonio, Inc.                                        Texas
     Texas Title Company                                          Texas
     William H. Tamm, Inc.                                        Texas
         Its Subsidiary:
         Lawyers Title & Abstract Co.                             Texas
Atlanta Title Company                                             Georgia
Builders Disbursement Services, Inc.                              Virginia
Builders Service Division, Inc.                                   Ohio
Building Exchange Company                                         Virginia
Charter Title Company                                             Virginia
Commerce Title Guaranty Co.                                       Tennessee
Continental Diversified Services Company                          California
Datatrace Information Services Company, Inc.                      Virginia
Elliptus Software Solutions, Inc.                                 Colorado
First Stable Properties, Inc.                                     Virginia
Florida Southern Abstract & Title Co.                             Florida
Guarantee Title Co., Inc.                                         Kansas

Subsidiaries                                              State of Incorporation
------------                                              ----------------------

Lawyers Title Insurance Corporation
Its Subsidiaries (Continued):

Guaranty Abstract & Title Co., Amarillo, TX                       Texas
Land Title Abstract Co.                                           Michigan
Land Title Dawson Abstract Co.                                    Michigan
Lawyers Abstract Corporation                                      South Carolina
Lawyers Acquisition Company, Inc.                                 Virginia
Lawyers Holding Corporation                                       Virginia
     Its Subsidiaries:
     Community Title, Inc.                                        Maryland
     Cumberland Title Company                                     Maine
     Louisville Title Agency of Central Ohio, Inc.                Ohio
     RGS Title Ltd.                                               Virginia
     Universal Title of Baltimore, Inc.                           Maryland
Lawyers Title Agency, Inc.                                        Virginia
Lawyers Title Company                                             California
     Its Subsidiaries:
     LTC Exchange Company                                         California
     California Land Title Company                                California
     Continental Land Title Company                               California
     Continental Lawyers Company                                  California
     Lawyers Title of Arizona, Inc.                               Arizona
     Lawyers Title of Nevada, Inc.                                Nevada
Lawyers Title of Dallas, Inc.                                     Texas
Lawyers Title Data Corporation                                    Virginia
Lawyers Title of El Paso, Inc.                                    Virginia
     Its Subsidiary:
     Database Access, Inc.                                        Texas
Lawyers Title Exchange Company - BKC                              Virginia
Lawyers Title of North Carolina, Inc.                             Virginia
Lawyers Title of Pueblo, Inc.                                     Colorado
Lawyers Title Realty Services, Inc.                               Virginia
Monroe County Abstract Co.                                        Michigan
New Mexico Title Company                                          New Mexico
Oregon Title Insurance Company                                    Oregon
Portland Financial Services Corporation                           Oregon
Real Estate Title Company, Incorporated                           Maryland
Real Title Company, Inc.                                          Virginia
RealServe Company, Inc.                                           Virginia
Richmond Company, Inc.                                            Michigan
Rio Rancho Title, Inc.                                            New Mexico


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Subsidiaries                                              State of Incorporation
------------                                              ----------------------

Lawyers Title Insurance Corporation
Its Subsidiaries (Continued):

St. Clair County Abstract Co.                                     Michigan
Tamiami Abstract & Title Co.                                      Florida
The Title Guarantee & Trust Company                               Ohio
Title Investors Group, Inc.                                       Texas
     Its Subsidiaries:
     Land Title Insurance Company                                 California
     Title Insurance Company of America                           Tennessee
         Its Subsidiaries:
         Lawyers Title of Columbia, Inc.                          Tennessee
         Mid-South Title Co. of Central Arkansas, Inc.            Arkansas
         Mid-South Title Corporation                              Tennessee
         Rutherford County Title Insurance Co.                    Tennessee